LEXINGTON SHORT-INTERMEDIATE GOVERNMENT SECURITIES FUND, INC.


                  Supplement Dated September 12, 1995
                    to Prospectus Dated May 1, 1995


On September 12, 1995, the Board of Directors, including a majority of Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), approved a Plan of Complete Liquidation and Termination ("the Plan") whereby the Fund would liquidate its assets and make a final distribution to its shareholders ("the Liquidating Distribution").


Following the Liquidating Distribution, the Fund would terminate its registration as an investment company under the 1940 Act and file Articles of Dissolution with the State of Maryland to terminate its corporate existence. Shareholders of the Fund remaining as of the time the Liquidating Distribution is made would receive the net asset value of the shares of the Fund.


The Board of Directors has fixed the close of business on September 12, 1995 as the record date for the determination of the shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof.